The Standish
Group of
Equity Funds
                                 [STANDISH LOGO] STANDISH FUNDS(SM)
Standish Equity Fund
                                                 Prospectus
Standish International                           ..........
Equity Fund

Standish Small
Capitalization
Equity Fund

Standish Small
Capitalization
Equity Fund II

                                                                January 28, 1998
                                                            Revised May 15, 1998

Standish Group of Equity Funds
--------------------------------------------------------------------------------

   The Standish Group of Equity Funds includes the Standish Equity Fund, the Standish Small Capitalization Equity Fund, the Standish Small Capitalization Equity Fund II and the Standish International Equity Fund. Each Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust, an open end investment company (the "Trust"). The Equity Fund, Small Capitalization Equity Fund and Small Capitalization Equity Fund II invest exclusively in the Standish Equity Portfolio, Standish Small Capitalization Equity Portfolio and Standish Small Capitalization Equity Portfolio II, respectively, each an open end investment company. Standish, Ayer & Wood, Inc. ("Standish") is the investment adviser to the Equity Portfolio, the Small Capitalization Equity Portfolio, and the Small Capitalization Equity Portfolio
II. Standish International Management Company, L.P. ("SIMCO"), Boston, Massachusetts, is the investment adviser to the International Equity Fund. Standish and SIMCO are referred to in the Prospectus as the "Adviser" or the "Advisers."


   Prospective investors can obtain more information about the Funds, including an application and Investor Guide, by calling Standish Fund Distributors, L.P. at (800) 729-0066 or by visiting our Website at www.standishfunds.com.


   The Advisers seek to add value by capturing improving business momentum at reasonable valuations. Their style blends quantitative and fundamental analysis to find those stocks or markets where estimates of earnings are being revised upwards but whose valuation does not yet reflect this positive trend. Standish has been providing investment counseling to mutual funds, other institutional investors and high net worth individuals for more than sixty years. Standish offers a broad array of investment services that includes U.S., international and global management of fixed income and equity securities for mutual funds and separate accounts. SIMCO serves as Standish's international research and investment arm for both debt and equity securities in all countries outside of the United States. Privately held by twenty-three employee/directors and headquartered in Boston, Massachusetts, Standish employs over eighty investment professionals with a total staff of more than two hundred.


   This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. Additional information has been filed with the Securities and Exchange Commission ("SEC") in a Statement of Additional Information ("SAI") dated January 28, 1998, as amended or supplemented from time to time. The Statement of Additional Information is incorporated by reference into this Prospectus and is available without charge upon request from (800)729-0066. The SEC maintains a Website (http://www.sec.gov) that contains the SAI and other information regarding the Funds and the Portfolios.


   Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in shares of the Funds involves investment risks, including possible loss of principal.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   Shares of the Funds are not available for sale in every state. This Prospectus is not intended to be an offer to sell shares, nor may an offer to purchase shares be accepted from investors, in those states where shares of the Funds may not legally be sold. Contact Standish Fund Distributors to determine whether the Funds are available for sale in your state.


Standish Group of Equity Funds                              Revised May 15, 1998

Table of Contents
--------------------------------------------------------------------------------

Fund Comparison Highlights....................................................2
Expense Information...........................................................3
Financial Highlights..........................................................4
Investment Objectives and Policies............................................8
     The Equity Fund..........................................................8
     The Small Capitalization Equity Fund.....................................9
     The Small Capitalization Equity Fund II..................................9
     The International Equity Fund...........................................10
Description of Securities and Related Risks..................................10
Investment Techniques and Related Risks......................................13
Information about the Master-Feeder Structure................................14
Calculation of Performance Data..............................................15
Dividends and Distributions..................................................15
Purchase of Shares...........................................................15
Net Asset Value..............................................................16
Exchange of Shares...........................................................16
Redemption of Shares.........................................................17
Management...................................................................18
Federal Income Taxes.........................................................19
The Funds and Their Shares...................................................20
Custodians...................................................................20
Transfer Agent and Dividend Disbursing Agent.................................20
Independent Accountants......................................................20
Legal Counsel................................................................20
Tax Certification Instructions...............................................20


Standish Group of Equity Funds                              Revised May 15, 1998

Fund Comparison Highlights
--------------------------------------------------------------------------------

   The following table highlights information contained in this Prospectus and is qualified in its entirety by the more detailed information contained within. For a complete description of each Fund's distinct investment objective and policies, see "Investment Objectives and Policies," "Description of Securities and Related Risks" and "Investment Techniques and Related Risks." There can be no assurance that a Fund's investment objective will be achieved.

---------------------------------------------------------------------------------------------------------------------------
                      Equity Fund                Small Capitalization       Small Capitalization      International Equity
                                                     Equity Fund               Equity Fund II                 Fund
---------------------------------------------------------------------------------------------------------------------------

Investment      Long-term growth of capital   Long-term growth of        Long-term growth of         Long-term capital
Objective       through investment primarily  capital through            capital.  Seeks to achieve  growth through
                in a diversified portfolio    investment primarily in a  that objective through      investment in a
                of equity and equity-related  diversified portfolio of   investment primarily in a   diversified portfolio
                securities of companies       equity and equity-related  diversified portfolio of    of foreign equity
                which appear to be            securities of small        equity and equity related   securities
                undervalued                   capitalization companies   securities of small
                                                                         capitalization companies.

Key             Emphasize stocks believed to  Emphasize rapidly          Emphasize rapidly growing,  Emphasize stocks and
Strategy        offer above average           growing, high quality      high quality companies      markets believed to
                potential for capital growth  companies with market      with market                 offer above average
                through the use of            capitalizations less than  capitalizations less than   potential for capital
                statistical modeling          $700 million that are      $1 billion that are         growth through the use
                techniques and fundamental    involved with value added  involved with value added   of statistical
                analysis                      products or services       products or services        modeling techniques

Market          No limit; general range is    $700 million or less       $1 billion or less          No limit; general
Capitalization  medium to large                                                                      range is medium to
of              capitalization                                                                       large capitalization
Companies
Focused on
by the Fund

Foreign         Yes; no limit for securities  Yes; limited to 15% of     Yes; limited to 15% of      Yes; without limit,
Securities      listed on a U.S. exchange or  total assets               total assets                including up to 25% of
                traded in the U.S.                                                                   total assets in
                over-the-counter ("OTC")                                                             securities of issuers
                market but limited to 10% of                                                         located in emerging
                total assets for foreign                                                             markets
                securities which are not so
                listed or traded

Benchmark       S&P 500                       Russell 2000, Russell      Russell 2000, Russell 2000   EAFE Index
Index                                         2000 Growth and S&P 500    Growth and S&P 500


Standish Group of Equity Funds             2                Revised May 15, 1998

Expense Information
--------------------------------------------------------------------------------


Total operating expenses are based on expenses for each Fund's fiscal year ended September 30, 1997, as adjusted for the current expense limitation with respect to the Small Cap II Fund and the International Equity Fund. Total operating expenses for the Equity Fund include expenses of the Fund and the Equity Portfolio, for the Small Capitalization Equity Fund include expenses of the Fund and the Small Capitalization Equity Portfolio, and for the Small Capitalization Equity Fund II include expenses of the Fund and the Small Capitalization Equity Portfolio II. The Trusts' Trustees believe that total operating expenses of the Equity Fund and the Small Capitalization Equity Fund are approximately equal to or less than what would be the case if the Funds did not invest all of their investable assets in their corresponding Portfolios.



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Small             Small
                                                                              Capitalization    Capitalization       International
                                                            Equity Fund         Equity Fund      Equity Fund II       Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses

     Maximum Sales Load Imposed on Purchases                   None                None              None                 None

     Maximum Sales Load Imposed on Reinvested Dividends        None                None              None                 None

     Deferred Sales Load                                       None                None              None                 None

     Redemption Fees                                           None                None              None                 None

Annual Operating Expenses
(as a percentage of average net assets)

     Management Fees (after applicable limitation)             0.50%*              0.60%*            0.00%*               0.38%*

     12b-1 Fees                                                None                None              None                 None

     Other Expenses (after applicable expense
       limitation                                              0.20%*              0.14%*            1.00%*               0.62%
                                                          -------------      ---------------    --------------      ---------------
     Total Operating Expenses (after applicable
       expense limitation)                                     0.70%               0.74%             1.00%*               1.00%*
                                                          =============      ===============    ==============      ===============

* The Advisers have voluntarily and temporarily agreed to limit certain expenses of the Equity Fund, Small Cap Fund, Small Cap II Fund and International Equity Fund to 0.70%, 0.74%, 1.00%, and 1.00%, respectively. In the absence of such agreements, the Management Fees, Other Expenses and Total Operating Expenses (as a percentage of average daily net assets) for the fiscal year ended September 30, 1997 would have been: Equity Fund -- 0.50%, 0.22% and 0.72%; Small Cap Fund -- 0.60%, 0.14%, and 0.74%; Small Cap II Fund -- 0.60%, 2.96% and 3.56%; and
International Equity Fund -- 0.80%, 0.62% and 1.42%. The Small Cap II Fund and the International Equity Fund were subject to different expense limitations during the fiscal year ended September 30, 1997. The Advisers may revise or discontinue these agreements at any time although they have no current intentions to do so.


+ Other Expenses include custodian and transfer agent fees, registration costs, payments for insurance, and audit and legal services.

Example

   Hypothetically assume that each Fund's annual return is 5% and that its total operating expenses are exactly as described. For every $1,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Small             Small
                                                                              Capitalization    Capitalization       International
                                                            Equity Fund         Equity Fund      Equity Fund II       Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------

     After 1 Year                                                $7                  $8               $10                  $10
     After 3 Years                                               23                  24                32                   32
     After 5 Years                                               40                  41                55                   55
     After 10 Years                                              88                  92               122                  122

   The purpose of the table is to assist investors in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown. See "Management" for additional information about each Fund's expenses. On July 12, 1997, the Funds changed their fiscal year end from December 31 to September 30.


Standish Group of Equity Funds              3               Revised May 15, 1998

Financial Highlights
--------------------------------------------------------------------------------

   The financial highlights for periods after 1992 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports, together with the Financial Statements of the Funds, are incorporated into the Statement of Additional Information. Financial highlights for prior periods were audited by other independent accountants. The Funds' annual reports, which contain additional information about Fund performance, may be obtained from Standish Fund Distributors without charge.


------------------------------------------------------------------------------------------------------------------------------------
Equity Fund                                            Nine Months Ended                     Year Ended December 31,
                                                       September 30, 1997         1996               1995               1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                           $38.79              $34.81             $28.66             $30.89
                                                         -------------       -------------      -------------      -------------
Income from investment operations
   Net investment income**                                        0.39                0.60               0.76               0.45
   Net realized and unrealized gain (loss)
   on investments                                                12.79                8.52               9.94              (1.62)
                                                         -------------       -------------      -------------      -------------
   Total from investment operations                              13.18                9.12              10.70              (1.17)
                                                         -------------       -------------      -------------      -------------
Less distributions declared to shareholders
   From net investment income                                    (0.43)              (0.56)             (0.78)             (0.44)
   From net realized gain on investments                         (2.73)              (4.58)             (3.77)             (0.62)
   From paid-in capital                                             --                  --                 --                 --
                                                         -------------       -------------      -------------      -------------
   Total distributions declared to shareholders                  (3.16)              (5.14)             (4.55)             (1.06)
                                                         -------------       -------------      -------------      -------------

   Net asset value - end of period                              $48.81              $38.79             $34.81             $28.66
                                                         =============       =============      =============      =============

Total return(5)                                                  35.13%              26.84%             37.55%             (3.78%)
Ratios (to average daily net assets)/Supplemental Data
   Net assets at end of period (000 omitted)                  $170,170            $105,855            $88,532            $86,591
   Expenses**(1)                                                  0.70%(t)            0.71%              0.69%              0.70%
   Net investment income**                                        0.95%(t)            1.53%              2.05%              1.55%

   Portfolio turnover                                               75%(3)             118%(3)            128%(4)            100%(4)
   Average Broker Commission Rate                              $0.0465(2)          $0.0499(2)



---------------------------------------------------------------------------------------------------------------------
Equity Fund
                                                                  1993                 1992*             1991*(+)
-------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                               $26.28               $25.66            $20.00
                                                             -------------        -------------     -------------
Income from investment operations
   Net investment income**                                            0.50                 0.56              0.46
   Net realized and unrealized gain (loss)
   on investments                                                     5.57                 1.81              6.17
                                                             -------------        -------------     -------------
   Total from investment operations                                   6.07                 2.37              6.63
                                                             -------------        -------------     -------------
Less distributions declared to shareholders
   From net investment income                                        (0.47)               (0.54)            (0.35)
   From net realized gain on investments                             (0.99)               (1.19)            (0.62)
   From paid-in capital                                                 --                (0.02)               --
                                                             -------------        -------------     -------------
   Total distributions declared to shareholders                      (1.46)               (1.75)            (0.97)
                                                             -------------        -------------     -------------

   Net asset value - end of period                                  $30.89               $26.28            $25.66
                                                             =============        =============     =============

Total return(5)                                                      20.79%                9.52%            33.45%(t)
Ratios (to average daily net assets)/Supplemental Data
   Net assets at end of period (000 omitted)                       $72,916              $14,679            $7,498
   Expenses**(1)                                                      0.80%                0.00%             1.00%(t)
   Net investment income**                                            1.29%                2.52%             1.92%(t)

   Portfolio turnover                                                   89%(4)               92%               86%
   Average Broker Commission Rate


________________

** For the periods indicated, Standish did not impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:

   Net Investment Income per share             $0.38         $0.59       --         --       $0.47       $0.34     $0.23(#)
   Ratios (to average daily net assets):
   Expenses(1)                                  0.72%(t)      0.72%      --         --        0.97%       1.00%    1.99%(#)
   Net Investment Income                        0.93%(t)      1.52%      --         --        1.12%       1.52%    0.93%(#)

(#)   Unaudited
(t)   Computed on an annualized basis.
(*)   Audited by other auditors.
(+)   For the period from January 2, 1991 (start of business) to December 31,
      1991.
(1) Includes the Fund's share of the Standish Equity Portfolio's allocated expenses for the nine months ended September 30, 1997 and for the period from May 3, 1996 to December 31, 1996.

(2) Represents activity while the Fund was making investments directly in securities. For the period from May 3, 1996 to December 31, 1996, the average broker commission rate for the Standish Equity Portfolio was $0.0483. For periods after December 31, 1996, information provided is for the Standish Equity Portfolio.
(3) Represents the unaudited theoretical portfolio turnover rate of the Fund for the year ended December 31, 1996 had the Fund not contributed its assets to the Standish Equity Portfolio on May 3, 1996. The portfolio turnover rate of the Fund for the period from January 1, 1996 to May 2, 1996 was 41%. The portfolio turnover rate of the Standish Equity Portfolio for the period from May 3, 1996 to December 31, 1996 was 78%. For periods after December 31, 1996, information provided is for the Standish Equity Portfolio.
(4)   Restated for comparative purposes.
(5) The Fund's performance benchmark is the S&P 500 Index. See "Calculation of Performance Data" for a description of the S&P 500 Index. The average annual total return of the S&P 500 Index for each year since the Fund's inception was as follows (this total return information is not audited):


Total Return:           1997             1996         1995          1994         1993        1992         1991
   S&P 500             33.36%           22.96%       37.58%        1.32%        10.08%       7.63%       30.47%


Standish Group of Equity Funds              4               Revised May 15, 1998

Financial Highlights
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund           Nine Months Ended                               Year Ended December 31,
                                    September 30, 1997    1996         1995         1994         1993         1992*        1991*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value
--beginning of period                     $23.25          $23.54       $23.12       $26.74       $19.78       $22.20       $20.16
                                        --------        --------     --------     --------     --------     --------     --------
Income from investment operations
      Net investment income**               0.39            0.47         0.04         0.21         0.26         0.26         0.33
      Net realized and unrealized
      gain (loss) on investments            1.44            1.28         0.45        (2.08)        7.29        (2.47)        2.02
                                        --------        --------     --------     --------     --------     --------     --------
      Total from investment
       operations                           1.83            1.75         0.49        (1.87)        7.55        (2.21)        2.35
                                        --------        --------     --------     --------     --------     --------     --------
Less distributions declared
to shareholders
      From net investment income           (0.30)          (0.51)          --        (0.12)       (0.23)       (0.21)       (0.30)
      In excess of net
      investment income                       --              --           --           --        (0.36)          --           --
      From net realized gains
      on investments                       (1.21)          (1.53)       (0.07)       (1.63)          --           --        (0.01)
                                        --------        --------     --------     --------     --------     --------     --------

      Total distributions declared
      to shareholders                      (1.51)          (2.04)       (0.07)       (1.75)       (0.59)       (0.21)       (0.31)
                                        --------        --------     --------     --------     --------     --------     --------
      Net asset value
      --end of period                     $23.57          $23.25       $23.54       $23.12       $26.74       $19.78       $22.20
                                        ========        ========     ========     ========     ========     ========     ========
Total return(2)                             7.65%           7.44%        2.14%       (6.99%)      38.27%       (9.95%)      11.73%

      Net assets at end of
      period (000 omitted)               $49,497         $47,739      $59,473     $104,435      $92,419      $56,539      $47,077
Ratios (to average daily net assets)/
Supplemental Data
      Expenses**                            0.84%(t)        0.50%        1.22%        1.23%        1.34%        1.53%        1.54%
      Net investment income**               1.78%(t)        1.80%        1.76%        1.52%        1.09%        1.18%        1.30%
      Portfolio turnover                     155%            163%         108%          75%          98%          98%          27%
      Average Broker Commission
      Rate(1)                            $0.0137         $0.0092



------------------------------------------------------------------------------
International Equity Fund
                                           1990*        1989*        1988*(+)
------------------------------------------------------------------------------
Net asset value
--beginning of period                      $23.10       $20.07       $20.00
                                         --------     --------     --------
Income from investment operations
      Net investment income**                0.55         0.49         0.06
      Net realized and unrealized
      gain (loss) on investments            (2.67)        3.23         0.01
                                         --------     --------     --------
      Total from investment
       operations                           (2.12)        3.72         0.07
                                         --------     --------     --------
Less distributions declared
to shareholders
      From net investment income            (0.41)       (0.50)          --
      In excess of net
      investment income                        --           --           --
      From net realized gains
      on investments                        (0.41)       (0.19)          --
                                         --------     --------     --------

      Total distributions declared
      to shareholders                       (0.82)       (0.69)        0.00
                                         --------     --------     --------
      Net asset value
      --end of period                      $20.16       $23.10       $20.07
                                         ========     ========     ========
Total return(2)                             (9.44%)      18.79%         .35%(t)

      Net assets at end of
      period (000 omitted)                $24,872      $19,141      $10,158
Ratios (to average daily net assets)/
Supplemental Data
      Expenses**                             1.60%        1.60%        1.60%(t)
      Net investment income**                2.19%        2.29%        3.90%(t)
      Portfolio turnover                       48%          38%           0%
      Average Broker Commission
      Rate(1)

________________
(t)   Computed on an annualized basis.
*     Audited by other auditors.

** For the periods indicated, Standish voluntarily agreed not to impose a portion of its investment advisory fee. In the absense of this agreement, the net investment income per share and the ratios would have been:


Net investment income per share                $0.29             $0.27
Ratios (to average net assets):
      Expenses                                  1.42%(t)          1.29%
      Net investment income                     1.20%(t)          1.01%

(+)   For the period from December 8, 1988 (start of business) to December 31,
      1988.
(1) Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.
(2) The Fund's performance benchmark is the Europe, Asia, Far-East ("EAFE") Index. See "Calculation of Performance Data" for a description of the EAFE Index. The average annual total return of the EAFE Index for each year since the Fund's inception was as follows (this total return information is not audited):

      Total Return:      1997     1996     1995      1994      1993     1992       1991       1990      1989    1988
        EAFE            1.77%    6.04%    11.22%    7.79%     32.57%  (12.19%)   (12.12%)   (23.43%)   10.61%   0.60%


Standish Group of Equity Funds              5              Revised May 15, 1998

Financial Highlights
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Small Capitalization Equity Fund                    Nine Months Ended                  Year Ended December 31,
                                                   September 30, 1997         1996                1995                1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                       $52.96               $53.46              $42.15              $48.97
                                                    --------------       --------------      --------------      --------------
Income from investment operations
    Net investment income (loss)**                           (0.23)                  --                  --                  --
    Net realized and unrealized gain
      (loss) on investments                                  14.80                 9.29               12.57               (1.84)
                                                    --------------       --------------      --------------      --------------
    Total from investment operations                         14.57                 9.29               12.57               (1.84)
                                                    --------------       --------------      --------------      --------------
Less distributions declared to shareholders
    From net investment income                                                       --                  --                  --
    From realized gains on investments                       (1.03)               (9.79)              (1.26)              (4.98)
    From paid-in capital                                        --                   --                  --                  --
                                                    --------------       --------------      --------------      --------------
    Total distributions declared to shareholders             (1.03)               (9.79)              (1.26)              (4.98)
                                                    --------------       --------------      --------------      --------------
    Net asset value - end of period                         $66.50               $52.96              $53.46              $42.15
                                                    ==============       ==============      ==============      ==============
Total return(%)(5)                                           27.92%               17.36%              29.83%              (3.66%)

Ratios (to average daily net assets)/
Supplemental Data
    Net assets at end of period (000 omitted)             $274,368             $244,131            $180,470            $107,591
    Expenses**(1)                                             0.74%(t)             0.75%               0.75%               0.79%
    Net investment income**                                  (0.57%)(t)           (0.44%)             (0.30%)             (0.27%)
    Portfolio turnover                                          70%(3)              113%(3)             103%(4)              95%(4)
    Average Broker Commission Rate                         $0.0403(2)           $0.0450(2)               --                  --



------------------------------------------------------------------------------------------------------------------------------
Small Capitalization Equity Fund
                                                        1993                1992*              1991*              1990*(+)
------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                      $39.83              $39.99             $27.57             $26.24
                                                   --------------      --------------     --------------     --------------
Income from investment operations
    Net investment income (loss)**                          (0.07)              (0.11)             (0.04)              0.01
    Net realized and unrealized gain
      (loss) on investments                                 11.31                4.00              17.87               1.33
                                                   --------------      --------------     --------------     --------------
    Total from investment operations                        11.24                3.89              17.83               1.34
                                                   --------------      --------------     --------------     --------------
Less distributions declared to shareholders
    From net investment income                                 --                  --                 --              (0.01)
    From realized gains on investments                      (2.10)              (4.05)             (5.35)                --
    From paid-in capital                                       --                  --              (0.06)                --
                                                   --------------      --------------     --------------     --------------
    Total distributions declared to shareholders            (2.10)              (4.05)             (5.41)             (0.01)
                                                   --------------      --------------     --------------     --------------
    Net asset value - end of period                        $48.97              $39.83             $39.99             $27.57
                                                   ==============      ==============     ==============     ==============
Total return(%)(5)                                          28.21%               9.74%             64.71%             15.35%(t)

Ratios (to average daily net assets)/
Supplemental Data
    Net assets at end of period (000 omitted)             $85,141             $50,950            $35,418            $13,273
    Expenses**(1)                                            0.88%               1.04%              0.87%              1.48%(t)
    Net investment income**                                 (0.18%)             (0.38%)            (0.15%)             0.17%(t)
    Portfolio turnover                                        118%(4)             101%                96%                13%
    Average Broker Commission Rate                             --                  --                 --                 --


______________

(t)   Computed on an annualized basis.
*     Audited by other auditors.


** For the periods indicated, Standish did not impose a portion of its advisory fee and/or reimbursed the Fund for a portion of its operating expenses. If this voluntary reduction had not been undertaken, the net investment income per share and the ratios would have been:


Net investment income (loss) per share                ($0.23)           ($0.01)
Ratios (to average daily net assets):
      Expenses(1)                                       0.74%(t)          0.76%
      Net investment income                            (0.57%)(t)        (0.45%)

(+)   For the period from August 31, 1990 (start of business) to December 31,
      1990.
(1) Includes the Fund's share of Standish Small Capitalization Equity Portfolio's allocated expenses for the nine months ended September 30, 1997 and for the period from May 3, 1996 to December 31, 1996.

(2) Represents activity while the Fund was making investments directly in securities. For the period from May 3, 1996 to December 31, 1996, the average broker commission rate for the Standish Small Cap Equity Portfolio was $0.0434. For periods after December 31, 1996, information provided is for Standish Small Cap Equity Portfolio.
(3) Represents the theoretical portfolio turnover rate of the Fund for the year ended December 31, 1996 had the Fund not contributed its assets to the Standish Small Cap Equity Portfolio on May 3, 1996. The portfolio turnover rate of the Fund for the period from January 1, 1996 to May 2, 1996 was 28%. The portfolio turnover rate of the Standish Cap Equity Portfolio for the period from May 3, 1996 to December 31, 1996 was 76%. For periods after December 31, 1996, information provided is for the Standish Small Cap Equity Portfolio.
(4)   Restated for comparative purposes.
(5) The Fund's performance benchmarks are the S&P 500 Index, the Russell 2000 Index and the Russell 2000 Growth Index. See "Calculation of Performance Data" for a description of these indices. The average annual total return of these indices for each year since the Fund's inception was as follows (this total return information is not audited):


    Total Return:            1997       1996       1995      1994       1993       1992       1991       1990
     S&P 500                33.36%     22.96%     37.58%     1.32%     10.08%     7.63%      39.47%    (3.16%)
     Russell 2000           22.37%     16.53%     28.44%    (1.83%)    10.89%     18.42%     41.64%    (19.52%)
     Russell 2000 Growth    12.94%     11.26%     31.04%    (2.43%)    13.36%     7.77%      51.19%    (17.41%)


Standish Group of Equity Funds              6               Revised May 15, 1998

Financial Highlights
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        For the period
                                                                                                       December 23, 1996
                                                                           Nine Months                  (commencement
                                                                              Ended                    of operations) to
Small Capitalization Equity Fund II                                     September 30, 1997             December 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                                        $20.39                        $20.00
                                                                      ------------------------        --------------------
Income from investment operations
    Net investment income (1)                                                  0.03                          0.00
    Net realized and unrealized gain on investments                            8.71                          0.39
                                                                      ------------------------        --------------------
    Total from investment operations                                           8.74                          0.39
                                                                      ------------------------        --------------------
Less distributions declared to shareholders
    From net investment income                                                (0.01)                           --
    From realized gains on investments                                           --                            --
    From paid-in capital                                                         --                            --
                                                                      ------------------------        --------------------
    Total distributions declared to shareholders                              (0.01)                           --

    Net asset value - end of period                                          $29.12                        $20.39
                                                                      ========================        ====================
Total return(4)                                                               42.94%                           --(2)

Ratios (to average daily net assets)/Supplemental Data
    Net assets at end of period (000 omitted)                                $6,314                          $484
    Expenses(1)**                                                              0.00%t                         N/A(2)*
    Net investment income(1)                                                   0.49%t                         N/A(2)
    Portfolio turnover                                                          122%(3)                      0.00%
    Average Broker Commission Rate                                          $0.0768(3)                    $0.2000

----------------

** For the periods indicated, Standish waived its investment advisory fee and reimbursed the Small Cap II Portfolio and the Small Cap II Fund for all of their operating expenses. If this voluntary action had not been taken, the net investment income per share and the ratios would have been:


Net investment income (loss) per share                                       ($0.25)                          N/A(2)
Ratios (to average daily net assets):
    Expenses(1)                                                                3.56%t                         N/A(2)
    Net investment income                                                     (3.07%)t                        N/A(2)

(t) Computed on an annualized basis.
(1) Includes the Fund's share of Portfolio allocated expenses for the nine months ended September 30, 1997 and for the period December 23, 1996 (commencement of operations) to December 31, 1996.
(2) Amounts are not meaningful due to the short period of operations.
(3) The portfolio turnover and average broker commission rate figures listed are for the Standish Small Cap II Portfolio. Because the Fund does not make investments directly in securities, the Fund does not have any portfolio turnover or average brokerage commission rate activity during this period.
(4) The Fund's performance benchmarks are the S&P 500 Index, the Russell 2000 Index and the Russell 2000 Growth Index. See "Calculation of Performance Data" for a description of these indices. The average annual total return of these indices for each year since the Funds' inception was as follows (this total return information is not audited):

--------------------------------------------------------------------------------
Total Return:                           1997                          1996
--------------------------------------------------------------------------------
        S&P 500                        33.36%                        22.96%
        Russell 2000                   22.37%                        16.53%
        Russell 2000 Growth            12.94%                        11.26%


Standish Group of Equity Funds              7               Revised May 15, 1998

Investment Objectives and Policies
--------------------------------------------------------------------------------

Investment Strategy

   Each Fund is an actively managed diversified portfolio consisting primarily of equity and equity-related securities. Each Fund is managed to achieve long-term growth of capital. The Equity Fund seeks to achieve its objective by investing primarily in equity and equity-related securities of companies which appear to be undervalued. The Small Capitalization Equity Fund ("Small Cap Fund") and the Small Capitalization Equity Fund II ("Small Cap II Fund") seek to achieve their respective objectives by focusing on equity and equity-related securities of small capitalization companies. The Small Cap Fund invests primarily in securities of companies with market capitalizations less than $700 million while the Small Cap II Fund invests primarily in securities of companies with market capitalizations less than $1 billion. The International Equity Fund seeks to achieve its objective by investing in a diversified portfolio of foreign equity securities. The Equity Fund, the Small Cap Fund and the Small Cap II Fund each invests all of its investable assets in a corresponding Portfolio. These Funds are sometimes referred to in this Prospectus as the Standish Feeder Funds. This structure, where one fund invests all of its investable assets in another investment company, is described below under the caption "Information About The Master-Feeder Structure."

   The Advisers seek to add value to portfolios of securities by finding companies with improving business momentum whose securities have reasonable valuations. For the Equity Fund and the International Equity Fund, the Advisers utilize both quantitative and fundamental analysis to find stocks whose estimates of earnings are being revised upwards but whose valuation does not yet reflect this positive trend. For the Small Cap and Small Cap II Funds, Standish emphasizes small capitalization companies that have developed strong sector or industry positions and have produced solid balance sheets.

   The equity and equity-related securities in which each Fund invests include exchange-traded and over-the-counter ("OTC") common and preferred stocks but may also include warrants, rights, convertible securities, depositary receipts, depositary shares, trust certificates, shares of other investment companies and real estate investment trusts ("REITs"), limited partnership interests and equity participations. These equity securities may be issued by U.S. or foreign companies, although not all Funds invest to the same extent in securities of foreign issuers. Please refer to each Fund's specific investment objective and policies and "Description of Securities and Related Risks" for a more comprehensive list of permissible securities and investments.

                                      * * *

   Each Fund's specific investment objective, policies and strategies are set forth below to assist the investor in differentiating each Fund's unique characteristics. Because of the uncertainty inherent in all investments, no assurance can be given that a Fund will achieve its investment objective. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Equity Fund

   The investment objective and characteristics of the Equity Fund correspond directly to those of the Equity Portfolio in which the Fund invests all of its investable assets. The following is a discussion of the investment objective and policies of the Equity Portfolio.

   Investment Objective. The Equity Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in a diversified portfolio of equity and equity-related securities of companies which appear to be undervalued.

   Principal Investments. Under normal circumstances, at least 80% of the Equity Portfolio's total assets are invested in equity and equity-related securities.

   Investment Strategies. The Equity Portfolio follows a disciplined investment strategy, emphasizing stocks which Standish believes offer above average potential for capital growth. Although the precise application of the discipline varies according to market conditions, Standish intends to use statistical modeling techniques that utilize stock specific factors (e.g., current price earnings ratios, stability of earnings growth, forecasted changes in earnings growth, trends in consensus analysts' estimates, and measures of earnings results relative to expectations) to identify equity securities that are attractive as purchase candidates. Once identified, these securities will be subject to further fundamental analysis by Standish's professional staff before they are included in the Equity Portfolio's holdings. Securities selected for inclusion in the Equity Portfolio's holdings will represent various industries and sectors.

   Other Investments. The Equity Portfolio may invest without limit in equity and equity-related securities of foreign issuers that are listed on a United States securities exchange or traded in the U.S. OTC market. The Portfolio may not invest more than 10% of its total assets in such securities which are not so listed or traded.

   The Equity Portfolio may to a limited extent invest in debt securities and preferred stocks which are convertible into, or exchangeable for, common stocks. Generally, these securities will be rated, at the time of investment, Aaa, Aa or A by Moody's Investors Service, Inc., or AAA, AA, or A by Standard and Poor's Ratings Group, Duff and Phelps, Inc. or Fitch Investors Service, Inc., or, if unrated, determined by Standish to be of comparable credit quality. Up to 5% of the Equity Portfolio's total assets invested in convertible debt securities and preferred stocks may be rated Baa by Moody's or BBB by Standard & Poor's, Duff, or Fitch or, if unrated, determined by Standish to be of comparable credit quality. As a temporary matter and for defensive purposes, the Equity Portfolio may purchase investment grade short-term debt securities, the amount of which will depend on market conditions and the needs of the Equity Portfolio.


Standish Group of Equity Funds              8               Revised May 15, 1998

   The Equity Portfolio may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Equity Portfolio may purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Small Capitalization Equity Fund

   The investment objective and characteristics of the Small Cap Fund correspond directly to those of the Small Capitalization Equity Portfolio ("Small Cap Portfolio") in which the Fund invests all of its investable assets. The following is a discussion of the investment objectives and policies of the Small Cap Portfolio.

   Investment Objective. The Small Cap Portfolio's investment objective is to achieve long-term growth of capital through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization companies.

   Principal Investments. Under normal circumstances, at least 80% of the Small Cap Portfolio's total assets are invested in equity and equity-related securities of small capitalization companies. The Small Cap Portfolio focuses its investments in small capitalization companies that have market capitalizations less than $700 million. When Standish believes that securities of small capitalization companies are overvalued, the Small Cap Portfolio may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the Portfolio's total assets. The Small Cap Portfolio may participate in initial public offerings for previously privately held companies which are expected to have market capitalizations less than $700 million after the consummation of the offering, and whose securities are expected to be liquid after the offering.

   Investment Strategies. The Small Cap Portfolio pursues investments in rapidly growing, high quality companies that are involved with value added products or services. These companies have market capitalizations less than $700 million, although the Small Cap Portfolio may include securities of larger, more mature companies. Companies with small market capitalizations may have more limited operating histories and/or less experienced management than larger capitalization companies and investments in such companies may pose additional risks.

   Other Investments. The Small Cap Portfolio may invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets. As a temporary matter and for defensive purposes, the Small Cap Portfolio may purchase investment grade short-term debt securities, the amount of which will depend on market conditions and the needs of the Small Cap Portfolio.

   The Small Cap Portfolio may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Small Cap Portfolio may purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

The Small Capitalization Equity Fund II

   The investment objective and characteristics of the Small Cap II Fund correspond directly to those of the Small Capitalization Equity Portfolio II ("Small Cap II Portfolio") in which the Fund invests all of its investable assets. The following is a discussion of the investment objectives and policies of the Small Cap II Portfolio.

   Investment Objective. The Small Cap II Portfolio's investment objective is to achieve long term growth of capital. The Portfolio seeks to achieve its objective through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization companies.

   Principal Investments. Under normal circumstances, at least 80% of the Small Cap II Portfolio's total assets are invested in equity and equity-related securities of small capitalization companies. The Small Cap II Portfolio focuses its investments in small capitalization companies on those with market values are less than $1 billion. When Standish believes that securities of small capitalization companies are overvalued, the Small Cap II Portfolio may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the Portfolio's total assets. The Small Cap II Portfolio may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations less than $1 billion after the consummation of the offering, and whose securities are expected to be liquid after the offering.

   Investment Strategies. The Small Cap II Portfolio pursues investments in rapidly growing, high quality companies that are involved with value added products or services. These companies have market capitalizations less than $1 billion. Companies with small market capitalizations may have more limited operating histories and/or less experienced management than larger capitalization companies and investments in such companies may pose additional risks.

   Other Investments. The Small Cap II Portfolio may invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets. As a temporary matter and for defensive purposes, the Small Cap II Portfolio may purchase investment grade short-term debt securities, the amount of which will depend on market conditions and the needs of the Small Cap II Portfolio.

   The Small Cap II Portfolio may enter into repurchase agreements, engage in short selling and is permitted to invest in restricted and illiquid securities, although it intends to invest in restricted and illiquid securities on an occasional basis only. The Small Cap II Portfolio may also purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.


Standish Group of Equity Funds              9               Revised May 15, 1998

The International Equity Fund

   Investment Objective. The International Equity Fund's investment objective is to obtain long-term capital growth through investment in a diversified portfolio of foreign equity securities. Capital growth is expected to result primarily from appreciation of the equity securities held in the Fund's portfolio; however, the Fund may take advantage of changes in currency exchange rates in an effort to realize additional capital appreciation. Income received on the Fund's investments is incidental to the Fund's primary objective to obtain long-term capital growth.

   Principal Investments. Under normal circumstances, at least 65% of the International Equity Fund's total assets are invested in equity and equity-related securities of companies located in the foreign countries represented in the Morgan Stanley Capital International Europe, Australia, Far East Index (the "EAFE Index"), Canada and, to a limited extent, emerging markets. The Fund intends to be invested in a broad range of foreign countries, but is not required to invest in each country represented in the EAFE Index or to invest in those countries in accordance with their weightings in these Indices. The Fund intends to invest in a minimum of five countries.

   Up to 25% of the Fund's total assets may be invested in securities of issuers doing business in emerging markets, provided that not more than 5% of the Fund's total assets may be invested in issuers located in any one emerging market. SIMCO considers an emerging equity market to be any country that is not represented in the MSCI World Index, which is an index of stocks in developed markets.

   Investment Strategy. The Fund follows a disciplined investment strategy, emphasizing stocks and markets which SIMCO believes offer above average potential for capital growth. Although the precise application of the discipline varies according to market conditions, SIMCO uses statistical modeling techniques that utilize stock and market specific factors to identify equity securities and markets that are attractive as purchase candidates. These factors include current and historical price multiple ratios and trends in consensus analysis estimates. Once identified, these securities and markets are subject to further review by the Fund's portfolio manager before they are included in the Fund's portfolio. Securities selected for inclusion in the Fund's portfolio will represent various industries and sectors.

   Other Investments. The Fund may invest in fixed income securities such as bonds, notes, Eurodollar securities and other debt obligations issued by the U.S. government, its agencies, authorities and sponsored enterprises, foreign governments and their political subdivisions, and corporate issuers located in or doing business in foreign countries. These fixed income securities will be rated at the time of investment A or better by Moody's, Standard & Poor's, Duff or Fitch or, if unrated, determined by SIMCO to be of comparable credit quality. The Fund may invest in preferred stocks of an issuer of any credit quality if the common stocks of the issuer are not available to the Fund for investment. As a temporary matter and for defensive purposes, the International Equity Fund may purchase investment grade short-term debt securities, the amount of which will depend on market conditions and the needs of the International Equity Fund.

   The Fund may enter into repurchase agreements, engage in short selling and invest in restricted and illiquid securities. The Fund may purchase and sell put and call options, enter into futures contracts, purchase and sell options on such futures contracts and engage in currency transactions. See "Description of Securities and Related Risks" and "Investment Techniques and Related Risks" below for additional information.

Description of Securities and Related Risks

   The following sections describe specific securities and the risks that are associated with the purchase of a particular type of security or the utilization of a specific investment technique. For purposes of the discussion in this section and the "Investment Techniques and Related Risks" section of this Prospectus, the use of the term "Fund" or "Funds" refers to each of the Equity Portfolio, the Small Cap Portfolio, the Small Cap II Portfolio and the International Equity Fund, unless otherwise noted.

   Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Small Capitalization Stocks. The Small Cap and Small Cap II Portfolios invest primarily, and the other Funds may invest to a lesser extent, in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of securities in order to meet redemptions or otherwise may require the Portfolio to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

   Convertible Securities Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

   Warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration dates.


Standish Group of Equity Funds             10               Revised May 15, 1998

   REITs. Each Fund may invest in shares of real estate investment trusts, which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Internal Revenue Code of 1986, as amended (the "Code").

   U.S. Government Securities. Each Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

   Foreign Securities. The International Equity Fund may invest in foreign securities without limit. The Small Cap Portfolio and the Small Cap II Portfolio limit their investments in foreign securities to 15% of their respective total assets, including securities of foreign issuers that trade on a U.S. exchange or in the U.S. OTC market. The Equity Portfolio may invest without limit in foreign securities which trade on a U.S. exchange or in the U.S. OTC market, but may not invest more than 10% of its total assets in foreign securities which are not so listed or traded.

   Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

   Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investments in those countries.

   Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currencies in which a Fund's investments are denominated relative to the U.S. dollar will affect the Fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. Some emerging market countries also may have managed currencies which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Fund's securities are quoted would reduce the Fund's net asset value per share.

   The International Equity Fund may invest any portion of its assets in securities denominated in a particular foreign currency. The portion of the International Equity Fund's assets invested in securities denominated in non-U.S. currencies will vary depending on market conditions. The other Funds may invest a smaller portion of their assets in securities donominated in Foreign currencies.

   Each Fund may enter into forward foreign currency exchange contracts and cross currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to seek to hedge against changes in foreign currency exchange rates, although the Equity, the Small Cap and Small Cap II Portfolios have no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency. See "Strategic Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.


Standish Group of Equity Funds             11               Revised May 15, 1998

   Investing in Emerging Markets. Although each Fund invests primarily in securities of established issuers based in the U.S. and, particularly in the case of the International Equity Fund, in other developed markets, each Fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. The International Equity Fund may invest up to 25% of its total assets in issuers located in emerging markets. The Equity, Small Cap and Small Cap II Portfolios may invest up to 10% of their total assets in issuers located in emerging markets generally and up to 3% of their total assets in issuers of any one specific emerging market country. The Funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investing in securities of issuers in emerging markets involves exposure to significantly higher risk than investing in foreign countries with developed markets and may be considered speculative. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a Fund's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely effect the Fund's ability to retain ownership of its securities during periods of economic, social or political turmoil; and (v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

   The economies of emerging market countries may be predominantly based on only a small number of industries or dependent on revenues from the sale of particular commodities or on international aid or development assistance. As a result, these economies may be significantly more vulnerable to changes in local or global trade conditions, and may suffer from volatile or extreme fluctuations in currency exchange rates, inflation and deflation rates as well as debt burdens. Many emerging market countries have experienced and will continue to experience periods of rapid inflation, resulting in significant market uncertainty and sharp drops in the U.S. dollar value of the country's assets. The currencies of emerging market countries may also be devalued as a result of governmental action in addition to market factors. Recently, the economies of certain emerging market countries have experienced deflation which has diminished the demand for goods and services resulting in excess capacity in factories that were built upon the forecast of continuing strong demand for such goods and services. All of these risks may adversely affect the Funds' investments in emerging market countries. See "Investing in Foreign Securities" and "Currency Risks" above and the Statement of Additional Information for a further description of the risks associated with investing in emerging market countries.

   Depositary Receipts and Depositary Shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depository Receipts and Shares ("EDRs" and "EDSs").

   Money Market Instruments and Short-Term Securities. Although each Fund intends to remain invested in equity and equity-related securities to the extent practical in light of its objective, each Fund may, under normal market conditions, establish and maintain cash balances and may purchase money market instruments with maturities of less than one year and short-term interest-bearing fixed income securities with maturities of one to three years ("Short-Term Obligations") to maintain liquidity to meet redemptions. The Small Cap Portfolio and Small Cap II Portfolio may invest up to 20% of their total assets in money market instruments and Short-Term Obligations without regard to the liquidity needs of their portfolios. Each Fund may also maintain cash balances and invest in money market instruments and Short-Term Obligations without limitation as a temporary measure or for defenses purposes. For example, during periods of rapid in-flows of new money by investors into the Small Cap II Portfolio, the Portfolio may temporarily have more than 20% of its total assets invested in money market instruments and Short-Term Obligations pending the investment of such amounts in equity and equity-related securities of small capitalization companies. During such periods, the Small Cap II Portfolio will temporarily have less than 80% of its total assets invested in equity and equity-related securities of small capitalization companies.

   Money market instruments and Short-Term Obligations include obligations issued or guaranteed by the U.S. Government or any of its agencies and instrumentalities, U.S. and foreign commercial paper, bank obligations, repurchase agreements and other debt obligations of U.S. and foreign issuers. Money market instruments in which the Funds invest will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by the Adviser to be of comparable quality. At least 95% of a Fund's assets that are invested in Short-Term Obligations must be invested in obligations rated at the time of purchase Aaa, Aa, A or P-1 by Moody's or AAA, AA, A, A-1 or Duff-1 by Standard & Poor's, Duff or Fitch or, if unrated, determined by the Adviser to be of comparable credit quality. Up to 5% of a Fund's total assets invested in Short-Term Obligations may be invested in obligations rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the Adviser to be of comparable credit quality.


Standish Group of Equity Funds             12               Revised May 15, 1998

   Securities rated within the top three investment grade ratings (i.e., Aaa, Aa, A or P-1 by Moody's or AAA, AA, A or Duff-1 by Standard & Poor's, Duff or Fitch) are generally regarded as high grade obligations. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities. If a security is rated differently by two or more rating agencies, the Adviser uses the highest rating to determine its rating category. If the rating of a security held by a Fund is downgraded below the minimum rating, the Adviser will determine whether to retain that security in the Fund's portfolio.

Investment Techniques and Related Risks

   Strategic Transactions. Each Fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity market movements), or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

   In the course of pursuing their investment objectives, each Fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and, to the extent a Fund invests in foreign securities, enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, currency exchange rate fluctuations, to seek to protect a Fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved.

   The ability of a Fund to utilize Strategic Transactions successfully will depend on Standish's ability to predict pertinent market, currency and interest rate movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Funds' activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company.

   Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market, interest rate or currency movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to a Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

   The use of options and futures transactions entails certain other risks. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's net asset value. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase a Fund's portfolio turnover rate and associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Losses resulting from the use of Strategic Transactions could reduce a Fund's net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time, such transactions can limit any potential gain which might result from an increase in value of such position. The loss incurred by a Fund in writing options and entering into futures transactions is potentially unlimited.

   The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Each Fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of net assets. In calculating a Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction would be netted against an unrealized loss from a related position. See the Statement of Additional Information for further information regarding the use of Strategic Transactions.

   Repurchase Agreements. Each Fund (except the International Equity Fund) may invest up to 10% of its net assets in repurchase agreements. The International Equity Fund is not subject to the same limit, except that investments in repurchase agreements maturing in more than 7 days are subject to the Fund's 15% limit on investments in illiquid securities. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a Fund will always be fully collateralized as to principal and interest by money market instru-


Standish Group of Equity Funds             13               Revised May 15, 1998
ments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser.

   Short Sales. Each Fund may engage in short sales and short sales against the box. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. In a short sale against the box, a Fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security (or an identical security) to cover the short position. The Fund receives the net proceeds from the short sale. When a Fund enters into a short sale other than against the box, the Fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a Fund's net assets.

   Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities; however, the Equity Portfolio, the Small Cap Portfolio and Small Cap II Portfolio invest in these securities only on an occasional basis. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

   The Boards of Trustees have adopted guidelines and delegated to the Advisers the daily function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Boards of Trustees, however, retain oversight and are ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

   Investments in Other Investment Companies. Each Fund is permitted to invest up to 10% of its total assets in shares of investment companies and up to 5% of its total assets in any one investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. Because certain emerging markets are closed to investment by foreigners, the Funds may invest in issuers in those markets primarily through specifically authorized investment funds. In addition, each Fund may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDERS") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Another example is World Equity Benchmark Series ("WEBS") which are exchange traded shares of open-end investment companies designed to replicate the composition and performance of publicly traded issuers in particular countries. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

   Portfolio Turnover. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in a Fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income.

   Short-Term Trading. Each Fund will sell a portfolio security without regard to the length of time such security has been held if, in Standish's view, the security meets the criteria for disposal.

   Investment Restrictions. The investment objectives of the Portfolios and the Small Capitalization Equity Fund II are not fundamental and may be changed by the Boards of Trustees without the approval of shareholders. The investment objectives of the Equity Fund, the International Equity Fund and the Small Capitalization Equity Fund are fundamental and may not be changed without a vote of the applicable Fund's shareholders. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial situation. Each Portfolio's and Fund's investment policies set forth in this Prospectus are non-fundamental and may be changed without shareholder approval, except that the Equity Fund's 10% limit on repurchase agreements is fundamental. Each Fund and Portfolio has adopted fundamental policies which may not be changed without the approval of the applicable Fund's shareholders. See "Investment Restrictions" in the Statement of Additional Information. If any percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the restriction.

Information About the Master-Feeder Structure

   Each Standish Feeder Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, which has an identical investment objective. Each of the Standish Feeder Funds is a feeder fund and its corresponding Portfolio is the master fund in a so-called master-feeder structure. The International Equity Fund purchases securities directly and maintains its own individual portfolio.

   In addition to the Standish Feeder Funds, other feeder funds may invest in these Portfolios, and information about these other feeder funds is available from Standish Fund Distributors. The other feeder funds invest in the Portfolios on the same terms as the Funds and bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the Funds, which may produce different investment results.


Standish Group of Equity Funds             14               Revised May 15, 1998

   There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in a Portfolio may reduce the diversification of a Portfolio's investments, reduce economies of scale and increase a Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of a Portfolio that is not approved by the Trust's Board of Trustees, a Fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of a Fund's interest in its Portfolio, which may be required by the Trust's Board of Trustees without shareholder approval might cause the Fund to incur expenses it would not otherwise be required to pay.

   If a Fund is requested to vote on a matter affecting the Portfolio in which it invests, the Fund will call a meeting of its shareholders to vote on the matter. The Fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the Fund's shareholders voted on the matter. The Fund will vote those shares held by its shareholders who did not vote in the same proportion as those Fund shareholders who did vote on the matter.

A majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

Calculation of Performance Data

   From time to time, each Fund may advertise its annual total return which is determined by computing the average annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

   From time to time, a Fund may compare its performance in publications with that of other mutual funds with similar investment objectives, to stock and other relevant indices, and to performance rankings prepared by recognized mutual fund statistical services. In addition, a Fund's performance may be compared to alternative investment or savings vehicles or to indices or indicators of economic activity.

   The EAFE Index. The EAFE Index is a market capitalization weighted foreign securities index which is widely used to measure the performance of European, Australian, and Far Eastern stock markets. The EAFE Index currently includes over 1,000 companies drawn from the following 21 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

   The S&P 500 Index. The S&P 500 Index is a market weighted compilation of 500 common stocks selected on a statistical basis by Standard & Poor's. Total return for the S&P 500 Index assumes reinvestment of dividends. The S&P 500 Index is typically composed of issues in the following sectors: industrial, financial, public utilities and transportation. Most stocks that comprise the S&P 500 Index are traded on the New York Stock Exchange, although some are traded on the American Stock Exchange and in the OTC market.

   The Russell 2000 Index. The Russell 2000 Index is composed of approximately 2,000 small capitalization common stocks and is generally representative of unmanaged small capitalization stocks in the U.S. markets. A company's stock market capitalization is the total market value of its floating outstanding shares.

   The Russell 2000 Growth Index. The Russell 2000 Growth Index is composed of approximately 2,000 small capitalization common stocks and is generally considered to be representative of those Russell 2000 companies with higher price-to-book ratios and forecasted growth.

Dividends and Distributions

   The Funds' dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. The Small Cap, Small Cap II and International Equity Fund's dividends from net investment income will also be declared and distributed annually. The Equity Fund's dividends from net investment income will be declared and distributed quarterly. In determining the amounts of its dividends, the Equity Fund, Small Cap Fund and Small Cap II Fund will take into account their share of the income, gain or loss, expense, and any other tax items of its corresponding Portfolio. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the applicable Fund unless the shareholder elects to receive them in cash.

Purchase of Shares

   Shares of the Funds may be purchased from Standish Fund Distributors, which offers the Funds' shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received in good order by Standish Fund Distributors and payment for the shares is received by the Fund's custodians (the "Custodians"). Investors Bank & Trust Company serves as custodian for the Equity Fund, Small Cap Fund and Small Cap II Fund and Morgan Stanley Trust Company serves as custodian for the International Equity Fund. Please see each Fund's account application or call (800) 221-4795 for instructions on how to make payment for Fund shares. Each Fund requires minimum initial investments of $100,000. Additional investments must be in amounts of at least $10,000. Certificates for Fund shares are not issued. Shares of the Funds may also be purchased through securities dealers. Orders for the purchase of Fund shares received by broker-dealers by the close of regular trading on the New York Stock Exchange ("NYSE") on any business day and transmitted to


Standish Group of Equity Funds             15               Revised May 15, 1998

Standish Funds Distributor or its agent by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the NYSE on that day, if payment for the shares is also received by the Custodians that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of broker-dealers to transmit orders so they will be received by Standish Fund Distributors before the close of its business day. Shares of a Fund purchased through broker-dealers may be subject to transaction fees on purchase or redemption, no part of which will be received by the Funds, Standish Fund Distributors or the Advisers.

   In the sole discretion of the Trust, each Fund may accept securities instead of cash for the purchase of shares. The Trust will ask the applicable Adviser to determine that any securities acquired by the Funds in this manner are consistent with the investment objective, policies and restrictions of the applicable Fund. The securities will be valued in the manner stated below. The purchase of Fund shares by a transfer of securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

   The Trust reserves the right in its sole discretion (i) to suspend the offering of a Fund's shares, (ii) to reject purchase orders when in the best interest of a Fund, (iii) to modify or eliminate the minimum initial or subsequent investment in Fund shares and (iv) to eliminate duplicate mailings of Fund material to shareholders who reside at the same address. A Fund's investment minimums do not apply to accounts for which Standish or any of its affiliates serves as investment adviser or to employees of Standish or any of its affiliates or to members of such persons' immediate families. A Fund's investment minimums apply to the aggregate value invested in omnibus accounts rather than to the investment of the underlying participants in the omnibus accounts.

Net Asset Value

   Each Fund's net asset value per share is computed each day on which the NYSE is open as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all a Fund's assets (the value of their investments in the corresponding Portfolio and other assets in the case of the Standish Feeder Funds), subtracting all liabilities and dividing the result by the total number of shares outstanding. Equity securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Equity securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which accurate market prices are not readily available and all other assets are valued at fair value as determined in good faith by the applicable Adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by a Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If a Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

   Portfolio securities traded on more than one U.S. national securities exchange or on a U.S. exchange and a foreign securities exchange are valued at the last sale price from the exchange representing the principal market for such securities on the business day when such value is determined. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at currency exchange rates determined by Investors Bank and Trust Company, the Funds' transfer agent, to be representative of fair levels at times prior to the close of trading on the NYSE. If such rates are not available, the rate of exchange will be determined in good faith under procedures established by the Trustees. Trading in securities on European and Far Eastern securities exchanges and OTC markets is normally completed well before the close of business on the NYSE and may not take place on all business days that the NYSE is open and may take place on days when the NYSE is closed. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' calculation of net asset values unless the Adviser determines that the particular event would materially affect net asset value, in which case an adjustment may be made.

Exchange of Shares

   Shares of the Funds may be exchanged for shares of one or more other funds in the Standish fund family subject to the terms and restrictions imposed on the purchase of shares of such funds. Shares of a Fund redeemed in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent. Shares of a fund purchased in an exchange transaction are valued at the net asset value next determined after the exchange request is received by Standish Fund Distributors or its agent and payment for the shares is received by the fund into which shares are to be exchanged. Until receipt of the purchase price by the fund into which shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish fund family, please call (800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

   Written Exchanges. Shares of the Funds may be exchanged by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written exchange request must (a) state the name of the current Fund, (b) state the name of the fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (e) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as described under "Written Redemption" below.


Standish Group of Equity Funds             16               Revised May 15, 1998

   Telephone Exchanges. Shareholders who elect telephone privileges may exchange shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Proper identification will be required for each telephone exchange. Please see "Telephone Transactions" below for more information regarding telephone transactions.

   General Exchange Information. All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be lawfully available for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and (iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund has been received by Standish Fund Distributors. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

Redemption of Shares

   Shares of the Funds may be redeemed or repurchased by the methods described below at the net asset value per share next determined after receipt by Standish Fund Distributors or its agent of a redemption or repurchase request in proper form. Redemptions will not be processed until a completed account application and payment for the shares to be redeemed have been received.

   Written Redemption. Shares of each Fund may be redeemed by written order to Standish Fund Distributors, P.O. Box 1407, Boston, Massachusetts 02205-1407. A written redemption request must (a) state the name of the Fund and the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the NYSE's Medallion Signature Program or by any one of the following institutions, provided that the institution meets credit standards established by Investors Bank & Trust Company, the Funds' transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000;
(iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. Standish Fund Distributors reserves the right to waive the requirement that signatures be guaranteed. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders that are not individuals. Redemption proceeds will normally be paid by check mailed within three business days of receipt by Standish Fund Distributors of a written redemption request in proper form. If shares to be redeemed were recently purchased by check, the Funds may delay transmittal of redemption proceeds until such time as they are assured that good funds have been collected for the purchase of the shares. This may take up to fifteen (15) days in the case of payments made by check.

   Telephone Redemption. Shareholders who elect telephone privileges may redeem shares by calling Standish Fund Distributors at (800) 221-4795. Telephone privileges are not available to shareholders automatically. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Redemption proceeds will normally be paid promptly after receipt of telephone instructions, but no later than three business days thereafter, except as described above for shares purchased by check. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor. Wire charges, if any, will be deducted from redemption proceeds. Proper identification will be required for each telephone redemption.

   Repurchase Order. In addition to telephonic and written redemption of Fund shares, Standish Fund Distributors may accept telephone orders from brokers or dealers for the repurchase of Fund shares. Brokers and dealers are obligated to transmit repurchase orders to Standish Fund Distributors promptly prior to the close of Standish Fund Distributors' business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but neither the Trust nor Standish Fund Distributors imposes a charge for share repurchases.

   Telephone Transactions. By maintaining an account that is eligible for telephonic exchange and redemption privileges, the shareholder authorizes the Advisers, Standish Fund Distributors, the Trust and the Custodians to act upon instructions of any person to redeem and/or exchange shares from the shareholder's account. Further, the shareholder acknowledges that, as long as the Funds employ reasonable procedures to confirm that telephone instructions are genuine and follow telephone instructions that they reasonably believe to be genuine, neither the Advisers, Standish Fund Distributors, the Trust, the applicable Fund, the Custodians, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephone redemption or exchange, even if such transaction results from any fraudulent or unauthorized instructions.

   Depending upon the circumstances, the Funds intend to employ personal identification or written confirmation of transaction procedures, and if they do not, a Fund may be liable for any losses due to unauthorized or fraudulent instructions. All telephone transaction requests will be recorded. Shareholders


Standish Group of Equity Funds             17               Revised May 15, 1998
may experience delays in exercising telephone transaction privileges during periods of abnormal market activity. During these periods, shareholders should transmit redemption and exchange requests in writing.

                                      * * *

   The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the applicable Fund's or Portfolio's portfolio investments at the time of redemption or repurchase. The Funds intend to pay cash for all shares redeemed, but under certain conditions, the Funds may make payments wholly or partially in securities for this purpose. Please see the Statement of Additional Information for further information.

   Each Fund may redeem, at net asset value, the shares in any account which has a value of less than $25,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment to increase the value of the account to an amount at least equal to the stated minimums.

Management

   Trustees. Each Fund is a separate investment series of the Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, the Trustees of the Trust are ultimately responsible for the management of its business and affairs. Each Portfolio is a separate investment series of the Standish, Ayer & Wood Master Portfolio ("Portfolio Trust"), a master trust fund organized under the laws of the State of New York. Under the terms of the Declaration of Trust, each Portfolio's affairs are managed under the supervision of the Portfolio Trust's Trustees. See "Management" in the Statement of Additional Information for more information about the Trustees and officers of the Trust and the Portfolio Trust.

   Investment Advisers. Standish, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Equity Portfolio, Small Cap Portfolio and Small Cap II Portfolio pursuant to separate investment advisory agreements. Standish is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

   SIMCO, One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the International Equity Fund pursuant to an investment advisory agreement and manages the International Equity Fund's investments and affairs subject to the supervision of the Trustees of the Trust. SIMCO is a Delaware limited partnership which was organized in 1991 and is a registered investment adviser under the Investment Advisers Act of 1940. The general partner of SIMCO is Standish, which holds a 99.98% partnership interest. The limited partners, who each hold a 0.01% interest in SIMCO, are Walter M. Cabot, Sr., Director and Senior Adviser to Standish, and D. Barr Clayson, Chairman of the Board and Vice President of SIMCO and a Managing Director and Vice President of Standish. Ralph S. Tate, a Managing Director of Standish, is President and a Director of SIMCO. Richard S. Wood, Vice President and a Managing Director of Standish and the President of the Trust, is the Executive Vice President and a Director of SIMCO.

   Standish and SIMCO provide fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of December 31, 1997, Standish and SIMCO managed approximately $39 billion of assets.

   The Equity Portfolio's portfolio managers are Ralph S. Tate and David C. Cameron. Mr. Tate and Mr. Cameron have been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in January 1991 and of the Portfolio's portfolio since the Fund's conversion to the master-feeder structure on May 3, 1996. During the past five years, Mr. Tate has served as a Managing Director of Standish (since 1995) and President of SIMCO (since 1996) and both Messrs. Tate and Cameron have served as a Director and Vice President of Standish and a Director of SIMCO (since 1995 for Mr. Cameron).

   The International Equity Fund's portfolio manager is Remi J. Browne, who has been primarily responsible for the day-to-day management of the Fund's portfolio since December 1996. During the past five years, Mr. Browne has served as Vice President and Chief Investment Officer of SIMCO and Vice President of Standish since 1996 and as Managing Director of Ark Asset Management Company, New York, prior thereto.

   The Small Capitalization Equity Portfolio's portfolio manager is Nicholas S. Battelle. Mr. Battelle has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in August, 1990 and of the Portfolio's portfolio since the Fund's conversion to the master-feeder fund structure on May 3, 1996. During the past five years, Mr. Battelle has served as a Vice President as well as a Director of Standish.

   The Small Capitalization Equity Portfolio II's portfolio has two portfolio managers: Mr. Nicholas S. Battelle and Mr. Andrew L. Beja. Mr. Battelle has been primarily responsible for the day-to-day management of the Portfolio since 1990. During the past five years, Mr. Battelle has served as a Vice President as well as a Director of Standish. Mr. Beja has been associated with Standish since March 1996 as Senior Analyst on the small capitalization company team and is a Vice President of Standish. Prior to joining Standish, Mr. Beja was a Vice President and analyst at Advest, Inc. from 1985-1996.

   Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, Standish manages the Portfolios' investments and SIMCO manages the International Equity Fund's investments in accordance with their respective investment objectives and policies, recommend investment decisions, place orders to purchase and sell securities and permit the Portfolios' and the Funds to use the name "Standish." For these services, each Portfolio pays Standish and the International Equity Fund pays SIMCO a monthly fee at a stated annual percentage rate of such Portfolio's (Fund's) average daily net asset value:


Standish Group of Equity Funds             18               Revised May 15, 1998

                                                             Actual Rate
                                     Contractual            Paid for the
                                    Advisory Fee             Year Ended
                                     Annual Rate         September 30, 1997

 Equity Portfolio                       0.50%                  0.50%*
 Small Cap Equity Portfolio             0.60%                  0.60%*
 Small Cap Equity II Portfolio          0.60%                  0.00%*
 International Equity Fund              0.80%                  0.23%*


*The applicable Adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Equity Fund, Small Cap Fund, Small Cap II Fund and International Equity Fund to 0.70%, 0.74%. 1.00% and 1.00%, respectively, of the applicable Fund's average daily net assets. The Small Cap II Fund and the International Equity Fund were subject to different expense limitations during the fiscal year ended September 30, 1997. The Advisers may terminate or revise these agreements at any time although they have no current intention to do so. If an expense limit is exceeded, the compensation due to an Adviser shall be proportionately reduced by the amount of such excess by a reduction or refund thereof, subject to readjustment during the period during which such limit is in place.


   Administrator. Standish serves as administrator to the Equity Fund, Small Cap Fund and Small Cap II Fund. As administrator, Standish manages the affairs of these Funds, provides all necessary office space and services of executive personnel for administering the affairs of the Funds, and allows these Funds to use the name "Standish." For these services, Standish currently does not receive any additional compensation. The Trustees of the Trust may determine in the future to compensate Standish for its administrative services.

   Expenses. Each Portfolio and each Fund bears the expenses of its respective operations other than those incurred by the respective Adviser under the investment advisory agreements or the administration agreement.

   Each Portfolio pays investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; expenses of notices and reports to interest holders; and expenses of the Portfolio's administrator. Each Standish Feeder Fund pays shareholder servicing fees and expenses, expenses of prospectuses, statements of additional information and shareholder reports which are furnished to existing shareholders. Each Standish Feeder Fund and its corresponding Portfolio pays legal and auditing fees; registration and reporting fees and expenses. The International Equity Fund, since it does not invest in a corresponding portfolio, bears all of the expenses listed above for both the Portfolios and the Funds. Expenses of the Trust which relate to more than one series are allocated among such series by Standish in an equitable manner.

   Standish Fund Distributors bears the distribution expenses attributable to the offering and sale of Fund shares without subsequent reimbursement.

   Each Fund's total annual operating expenses for the fiscal year ended September 30, 1997 are described above under the caption "Financial Highlights."

   Portfolio Transactions. Subject to the supervision of the Trustees of the Trust and the Portfolio Trust, the Advisers select the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolios and the International Equity Fund. The Advisers will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolios and the International Equity Fund. The Advisers may also consider the extent to which a broker or dealer provides research to the Advisers and the number of Fund shares sold by the broker or dealer in making their selection.

   Year 2000 Issue. The Funds' and the Portfolios' operations depend on the seamless functioning of computer systems in the financial service industry, including those of the Adviser, the Custodian and the Transfer Agent. Many computer software systems in use today cannot properly process date-related information after December 31, 1999 because of the method by which dates are encoded and calculated. This failure, commonly referred to as the "Year 2000 Issue," could adversely affect the handling of securities trades, pricing and account servicing for the Funds and Portfolios. The Adviser has made compliance with the Year 2000 Issue a high priority and is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to its computer systems. The Adviser has also been informed that comparable steps are being taken by the Funds' and Portfolios' other major service providers. The Adviser does not currently anticipate that the Year 2000 Issue will have a material impact on its ability to continue to fulfill its duties as investment adviser.

Federal Income Taxes

   Each Fund is a separate entity for federal tax purposes and intends to qualify for each taxable year for taxation as a "regulated investment company" under the Code. If it qualifies as a regulated investment company, each Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in accordance with certain timing and other requirements of the Code.

   Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Funds. Dividends paid by a Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or reinvested in Fund shares. No portion of such dividends paid by the International Equity Fund is expected to qualify for the corporate dividends received deduction under the Code. A portion of such dividends paid by the other Funds will generally qualify for that deduction, subject to certain requirements and limitations under the Code. Dividends paid by a Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as capital gains, whether received in cash or reinvested in Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gains distributions are taxable for noncorporate shareholders at maximum federal rates of 28% or 20%, or in unusual cases 25%, depending upon the source. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes. Redemptions (including exchanges) and repurchases of shares are taxable events for shareholders that are subject to tax.


Standish Group of Equity Funds             19               Revised May 15, 1998

   The International Equity Fund and the Portfolios may be subject to foreign taxes with respect to income or gains from certain foreign investments, which will reduce the yield or return from such investments. The International Equity Fund may, but the other Funds are not likely to, qualify to elect to pass certain qualifying foreign taxes through to shareholders. If this election is made, shareholders would include their shares of qualified foreign taxes in their gross incomes (in addition to any actual dividends and distributions) and might be entitled to a corresponding federal income tax credit or deduction. Shareholders will receive appropriate information from the Trust if this election is made for any year.

   Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the applicable Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Funds and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the applicable Fund, to backup withholding on certain payments from that Fund.

   After the close of each calendar year, the Funds will send a notice to shareholders that provides information about the federal tax status of distributions to shareholders for such calendar year.

The Funds and Their Shares

   The Trust was organized on August 13, 1986 as a Massachusetts business trust. In addition to the Funds offered in this Prospectus, the Trust offers other series to the public. Shareholders of each Fund are entitled to one full or fractional vote for each share of that Fund. There is no cumulative voting and shares have no preemption or conversion rights. All series of the Trust vote together except as provided in the 1940 Act or the Declaration of Trust. The Trust does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of shareholders to the extent required by the Trust's Declaration of Trust or the 1940 Act. The 1940 Act requires the Trustees, under certain circumstances, to call a meeting to allow shareholders to vote on the removal of a Trustee and to assist shareholders in communicating with each other. Certificates for Fund shares are not issued.

   The Portfolio Trust was organized on January 18, 1996 as a New York trust. In addition to the Portfolios, the Portfolio Trust offers interests in other series to certain qualified investors. See "Information about the Master-Feeder Structure" above for additional information about the Portfolio Trust.

   Inquiries concerning the Funds should be made by contacting Standish Fund Distributors at the address and telephone number listed on the back cover of this Prospectus.

Custodians

   Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as custodian for all cash and securities of the Portfolios and the Equity Fund, Small Cap Equity Fund and Small Cap Equity II Fund.

   Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for all cash and securities of the International Equity Fund.

Transfer Agent and Dividend Disbursing Agent

   Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Funds' transfer agent, dividend disbursing agent and Investors Bank & Trust, Boston and Toronto, Canada, also provides accounting services to the Funds.

Independent Accountants

   Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109 and Coopers & Lybrand, P.O. Box 219, Grand Cayman, Cayman Islands, BWI, serves as independent accountants for the Trust and the Portfolio Trust, respectively, and will audit the Funds' and Portfolios' financial statements annually.

Legal Counsel

   Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust, the Portfolio Trust and Standish and its affiliates.

Tax-Certification Instructions

   Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A Fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

   For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

   Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Funds and must provide certain certifications on IRS Form W-8 to avoid backup withholding with respect to other payments. For further information, see Code Sections 1441, 1442 and 3406 and/or consult your tax adviser.


Standish Group of Equity Funds             20               Revised May 15, 1998

Standish Group of Equity Funds
--------------------------------------------------------------------------------

                               Investment Adviser
                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                           Boston, Massachusetts 02111
               (Equity Fund, Small Capitalization Equity Fund and
                      Small Capitalization Equity Fund II)

                 Standish International Management Company, L.P.
                              One Financial Center
                           Boston, Massachusetts 02111
                           (International Equity Fund)

                              Principal Underwriter
                        Standish Fund Distributors, L.P.
                              One Financial Center
                                Boston, MA 02111

                             Independent Accountants
                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                           Boston, Massachusetts 02109

                                    Custodian
                         Investors Bank & Trust Company
                              200 Clarendon Street
                           Boston, Massachusetts 02116
               (Equity Fund, Small Capitalization Equity Fund and
                      Small Capitalization Equity Fund II)

                                    Custodian
                          Morgan Stanley Trust Company
                              One Pierrepont Plaza
                            Brooklyn, New York 11201
                      (Standish International Equity Fund)

                                  Legal Counsel
                                Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

================================================================================

No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.


Standish Group of Equity Funds             21               Revised May 15, 1998

            [STANDISH LOGO] STANDISH FUNDS(SM)
                            One Financial Center
                            Boston, MA 02111-2662
                            (800) 729-0066


                            www.standishfunds.com


                                                                        97-350 A